Exhibit 99.1

April 2009

1 Company Information 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contact: Matt Quantz - mquantz@petroquest.com This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and the significant price decline since June 30, 2008, the deteriorating economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs or reductions in the borrowing base under our bank credit facility, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

2 Corporate Characteristics Historically, the Company has been successful in growing through the drill bit and strategic acquisitions 10-year(1) historical drilling success rate - 91% Consummated reserve and leasehold acquisitions in four core areas In 2003 began diversifying asset base into resource plays: Lowers reserve replacement risk & increases reserve life Provides a more predictable vehicle for reserve and production growth Balanced portfolio combines longer-life development assets with shorter-life strong cash flow generating assets Woodford and Fayetteville Shale acreage highly prospective Gulf Coast assets provide cash flow to fund capital investment Historically conservative operator with a track record of drilling within cash flow (1) Begins in 1999

Proven Track Record of Drilling with Cash Flow 2004 2005 2006 2007 2008 Cap Ex (Ex Acq.) 52.5 105.8 139.6 192.5 274.8 Cash Flow (1) 62.9 83.2 132.8 196.2 276.7 North MM$ 5 year totals: Cap Ex $765MM Cash Flow $752MM 98% Funded w/ Cash Flow (1) Includes proceeds from sale of gathering system during 2008

4 Ten(1) Years of Growth Reserves 30% CAGR Production 36% CAGR Cash Flow 103% CAGR Stockholders' Equity 29% CAGR Stock price 24% CAGR (1) Begins in 1999

Navigating the Current Environment Flexibility to control capital expenditures Large operated position allows for control of timing of investments Majority of acreage is held by production Minimal rig and other contractual commitments Gulf Coast assets generate attractive cash margins Approximately 66% of the 2009 projected production is hedged at $7.34/Mcf and $100/bbl Deferring leasing and seismic activities

6 Our Properties PQ operated (1) As of December 31, 2008 Gulf Coast Region Represents PQ Office Locations Arkoma Basin Tulsa East Texas Lafayette Houston We have grown beyond being solely a Gulf Coast Basin company - our goal is to have 75% of our reserves in long-lived basins 68% Reserves (1) 32% Reserves (1)

EAST TX ARKOMA South Louisiana Offshore GOM UNCONVENTIONAL PLAYS 1P Reserves (1) Drilling Locations (2) Estimated 2009 Production EAST TEXAS ARKOMA (OKLAHOMA) ARKOMA (ARKANSAS) SOUTH LOUISIANA GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast 2P & 3P Reserves (2) Reserves are as of December 31, 2008 (reserves are net and in Bcfe) Reserves and locations are as of December 31, 2008 (reserves are net in Bcfe; locations are gross) E. Texas Arkoma S. Louisiana Offshore GOM East 3.784 12.72 7.26 11.02 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 41.8 68.9 15.0 22.6 37.0 185.3 274 936 200 61 133 1,604 252 2,371 2,310 11 14 4,958 CONVENTIONAL PLAYS 88% Long- Life Reserves

8 Arkoma Basin Approximately 48,000 net acres in the Woodford Shale Over 18,000 net acres in the Fayetteville Shale Current production in excess of 43,000 Mcf/day net

9 Woodford Shale Recent Activity Estimated locations: 360+ on 80 acre spacing; 720+ on 40 acre spacing Majority of operated Woodford production tied to Henry Hub index through Firm Transportation agreement Continued improvement in IP rates and EURs Monetized majority of gathering systems on July 31, 2008 netting approximately $40 million

10 Gross Woodford Production (PQ Operated) First Rig Second Rig Third Rig

11 WOODFORD SHALE WELLS 1st 5 wells Last 5 wells Days 44.2 33.6 Cost (mm$) 5.6 5.2 Rate (Mscfpd/stage) 286 377 Completion Cost (mm$) 2.545 2.544 Stages 6 11 COST (M$) 5600 5200 Lateral length 3069 3651 Woodford Length (ft) 2658 3556 Woodford Efficiency 86 97 Woodford IP 2014 5828 IP Rate/Stage 359 549 PETROQUEST Production ACCOMPLISHMENTS Increased avg # of Stages per well from 6 to 11 Increased average WOODFORD IP rate 290% Increased average WOODFORD IP rate per frac stage 150% PQ Highest IP Rate: 12.5 MMcfpd (one day rate for PQ27) Avg I.P. (MCFPD) Wells (21-24&27)

Woodford Shale PQ drills 5% of wells .... delivers 47% of the top 21 producers Source: compiled from State of Oklahoma production records PQ WOODFORD PROGRAM 492 Woodford Wells in trend PQ completed 26 (at report date) ... 5% of total PQ holds 10 of top 21 rates (47% of top 21) PQ Operated Wells

13 13 Woodford Shale - Upside Leverage Ticker Woodford Acres Acres/EV (1) PQ 48,000 85.3 NFX 165,000 67.3 SM 49,000 36.3 CLR 46,000 15.8 XTO 210,000 6.9 DVN 54,000 2.1 (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of February 25, 2009. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of February 25, 2009. (1) Represents number of acres per million dollars of enterprise value. Woodford acres and enterprise values as of February 25, 2009. Pontotac Coal Pittsburg Macintosh Haskell Latimer NFX XTO PQ SM DVN Oklahoma Tulsa Oklahoma City Hughes CLR

Woodford Horizontal Well Economics Capital ($M) Capital ($M) Capital ($M) Capital ($M) Assumptions: Price* $4,000 $5,000 $6,000 IRR % IP Rate - 5.0 MMcfd $4 14.3% 7.3% 3.0% IRR % EUR - 4.6 Bcf $6 46.7% 31.4% 21.9% IRR % Well Cost - $4.0 to $6.0 MM $8 81.2% 58.4% 43.4% IRR % *Henry Hub $10 115.4% 86.1% 66.4% IRR % $/Mcf

15 Fayetteville Shale Approximately 18,000 net acres Estimated locations: 2,000+ on 80 acre spacing Currently producing in excess of 8 MMcfe/d, net

16 Fayetteville Shale - Upside Leverage Ticker Fayetteville Acres Acres/EV (1) SWN 857,000 89.6 PQ 18,000 40.2 HK 157,000 26.3 CHK 415,000 18.2 XTO 380,000 12.5 (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of February 25, 2009. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of February 25, 2009. (1) Represents number of acres per million dollars of enterprise value. Fayetteville acres and enterprise values as of February 25, 2009. SWN HK XTO SWN SWN Pope Cleburne Stone Van Buren PQ HK CHK CHK

17 East Texas Basin SE CARTHAGE NET ACRES: 23,900 POTENTIAL DRILLS: 100+ NICKLAUS PROSPECT NET ACRES: 1,700 POTENTIAL DRILLS: 15+ JONES PROSPECT NET ACRES: 10,000 POTENTIAL DRILLS: 15+ HOGAN PROSPECT NET ACRES: 500 POTENTIAL DRILLS: 15+ PALMER PROSPECT NET ACRES: 800 POTENTIAL DRILLS: 10-15 PROSPECTS DISCOVERIES TEXAS WEEKLEY PROSPECT NET ACRES: 14,700 POTENTIAL DRILLS: 10-15 TOMS PROSPECT NET ACRES: 1,500 POTENTIAL DRILLS: 6 NELSON PROSPECT NET ACRES: 4,875 POTENTIAL DRILLS: 48+

18 Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Chesapeake Energy Denbury Resources EOG Resources Gasco Energy GMX Resources Goodrich Petroleum Petrohawk Energy Quicksilver Resources Southwestern Energy TXCO Resources Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest (1) Compiled analyst cash flow per share estimates, Bloomberg L.P. Company stock prices are as of 2/20/09. 2009E CF Multiple(1) 1.8 2.2 2.5 2.4 5.7 4.8 2.6 4.0 6.9 7.2 2.2 7.0 1.1 9.0 4.4 4.0 2010E CF Multiple(1) 1.8 2.1 1.7 1.9 5.5 3.9 2.2 2.3 5.6 5.8 1.7 5.4 1.0 6.7 3.5 3.5

19 2008 Gulf Coast Drilling Program Lafayette Pelican Point (Producing) Sand Hills (P&A) The Highlands (P&A) The Bluffs (Producing) Royal Oaks (P&A) SS72 (Development) WC (Development) Successful Prospects NRI First Production Feet of Pay I.P. Rate Pelican Point 22% May 08 147' Net TVD 20,000 Mcfe/day The Bluffs 39% Nov 08 85' Net TVD 10,000 Mcfe/day

20 Near-Term Drilling Inventory Prospect Ownership Total Depth Gross Unrisked Reserves Spud Date La Cantera 20% 19,300 98 Bcfe TBD Whistling Straits 24% 18,500 93 Bcfe TBD Syrah 25% 19,000 91 Bcfe TBD St. Andrews 35% 11,400 12 Bcfe TBD SS 72 30% Various < 10 Bcfe Various WC 401 25% Various < 10 Bcfe Various Focus near term capital on low cost recompletion opportunities, low risk development projects and select high impact drilling prospects

21 Consistent Approach Through Price Cycles Actively manage capital expenditures to stay within cash flow Economic reserve and production growth Balanced portfolio of projects Focus on cost control

22 Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 64.7 60.9 59.66 West 28.951 29.385 40.098 45.4 47.5 41.776 North 16.463 25.447 24.5 48.1 83.953 East Texas Arkoma Gulf Coast Bcfe 2009 2010

23 Growth in Production 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 18.2 22.995 17.8 East Texas 0.033 1.758 3.1 4.2 4.208 5.1 Arkoma 0.252 1.7 3.3 4.24 10.8 Guidance 34.675 Bcfe CAGR 36% (1) Based upon the midpoint of production guidance for 2009 (1)

24 Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 133 196 234 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions CAGR 103%

25 Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 5.94 6.88 7.45 West North $ / Mcfe CAGR 20%(1) (1) Begins in 1999

26 E. TX GOM Gulf Coast Arkoma Cap Investment Program 2.774 14.885 4.34 43.928 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Diversification Reduces Risk $80 - $100 million Drill 70 - 90 Wells $64 million Drilled 10 Wells 2002 2009E GOM Gulf Coast Cap Investment Program 46.1 15.1 West 38.6 34.6 North 46.9 45

27 Conservative Financial Philosophy Fund drilling expenditures with internal cash flow Target conservative leverage ratios Net debt / EBITDA < 2.0x (~1.1x using 12/31/08 TTM) EBITDA / Interest > 8.0x (~14x using 12/31/08 TTM) No high yield debt maturing until 2012 Monetize non-core assets at opportunistic times: High cost, mature Gulf of Mexico properties in 2006 Arkoma gathering asset sale nets $40 million

Hedging Positions Target of hedging 40%-50% of annual production - approximately 66% of the 2009 production is hedged (based on mid-point of production guidance) Counterparties are JP Morgan & Calyon Fair value of hedge positions at 3/31/09 was approximately $57 million Oil and gas hedging positions (costless collars & swaps) for 2009: Crude Oil Hedged Volumes (Bbls) Average Price 2009 400 $100.00-$168.50 Natural Gas Hedged Volumes (Mmbtu) Average Price Q109 Q209 Q309 Q409 2010 60,000 67,500 57,500 57,500 10,000 $7.49 - $8.81 $7.15 - $8.32 $7.37 - $8.74 $7.37 - $8.74 $6.00 - $7.15

29 Summary and Outlook Proven Track record of drilling within cash flow Actively manage Capex to generate free cash flow Exploit inventory of low and moderate risk Gulf Coast assets Inventory and capability to continue production and reserve growth Operational improvements continue to drive gains in Woodford Flexible corporate structure to react quickly when commodity prices improve Management aligned with shareholders through substantial equity ownership

400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ